SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 26, 2002


                    RESIDENTIAL ASSET SECURITIES CORPORATION
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-76376                      51-0362653

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000
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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the December, 2002 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.





Master Serviced by Residential Funding Corporation

1996-KS2 RASC 1997-KS1 RASC 1997-KS2 RASC 1997-KS3 RASC 1997-KS4 GR1RASC 1998-KS1 RASC 1998-KS2 RASC 1998-KS3 RASC 1998-KS4 RASC 1998-RS1 RASC 1999-KS1
RASC 1999-KS2 RASC 1999-KS3 RASC 1999-KS4 RASC 1999-RS1 RASC 1999-RS2 RASC 1999-RS3 RASC 1999-RS4 RASC 1999-RS5 RASC 2000-KS1 RASC 2000-KS2 RASC 2000-KS3
RASC 2000-KS4 RASC 2000-KS5 RASC 2001-KS1 RASC 2001-KS2 RASC 2001-KS3 RASC 2001-KS4 RASC 2002-KS1 RASC 2002-KS2 RASC 2002-KS3 RASC 2002-KS4 RASC 2002-KS5
RASC 2002-KS6 RASC 2002-KS7 RASC



Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5


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                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION



By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  December 26, 2002


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